EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
EARNINGS PER SHARE
EARNINGS PER SHARE

12.EARNINGS PER SHARE

The basic earnings per share is calculated by dividing the profit attributable to equity shareholders by the weighted average number of shares in issue.

The Group and Company has in issue 17,688,897 warrants and options at 31 December 2021 (2020 -41,202,382).

	2021	2020
Net profit for the period attributable to ordinary equity holders from continuing operations (£'000)	30,765	1,442
Weighted average number of ordinary shares in issue ('000)	397,513	303,436
Basic earnings per share for continuing operations (pence)	7.7	0.5

Net profit for the period attributable to ordinary equity holders for continuing operations (£'000)	30,765	1,442
Diluted number of ordinary shares in issue ('000)	415,201	344,638
Diluted earnings per share for continuing operations (pence)	7.4	0.4